Exhibit 99.1


Written Statement of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




The undersigned, the Chief Executive Officer of Colonial Properties Trust (the "Company"), hereby certifies that, to his knowledge on the date hereof:


         (a) the Form 10-K of the Company for the year ended December 31, 2002, as amended filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Thomas H. Lowder
----------------------
    Thomas H. Lowder
    Chief Executive Officer
    April 16, 2003
















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Written Statement of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




The undersigned, the Chief Financial Officer of Colonial Properties Trust (the "Company"), hereby certifies that, to his knowledge on the date hereof:


         (a) the Form 10-K of the Company for the year ended December 31, 2002, as amended, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/ Howard B. Nelson, Jr.
------------------------
    Howard B. Nelson, Jr.
    Chief Financial Officer
    April 16, 2003